UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

URS Corporation
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-7567 (Commission File No.)	94-1381538 (IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2014, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of URS Corporation (“URS”) determined that URS will pay Martin M. Koffel, Chairman and Chief Executive Officer of URS, certain supplemental compensation in lieu of the grant of any further equity awards by URS to Mr. Koffel and in light of the fact that all of the equity awards previously granted by URS to Mr. Koffel had either fully vested or terminated as of May 1, 2014.  The Committee and Mr. Koffel agreed to the terms of such supplemental compensation pursuant to a letter agreement dated June 2, 2014 (the “Letter Agreement”).  The amount of such supplemental compensation will be equal to $12,323 for each day that Mr. Koffel continues to serve as URS’s Chief Executive Officer from June 2, 2014 through December 31, 2014.  Such amount will be paid to Mr. Koffel in a lump sum in cash, subject to standard withholdings, promptly following Mr. Koffel’s ceasing for any reason to be the URS’s Chief Executive Officer.

The foregoing description of the supplemental compensation to be paid to Mr. Koffel is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting of Stockholders of URS, held on May 29, 2014, the following proposals were adopted by a final vote of URS’s stockholders:

1. The stockholders voted to approve the election of the following directors by the votes set forth below to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier deaths, resignations or removal.

	For	Against	Abstain	Broker Non-Votes
Diane C. Creel	59,952,016	512,175	59,931	3,716,244
Mickey P. Foret	52,485,168	7,844,424	194,530	3,716,244
Senator William H. Frist, M.D.	60,017,060	439,192	67,870	3,716,244
Lydia H. Kennard	59,399,370	1,056,666	68,086	3,716,244
Martin M. Koffel	58,026,689	2,316,833	180,600	3,716,244
Timothy R. McLevish	53,805,962	6,648,102	70,058	3,716,244
General Joseph W. Ralston, USAF (Ret.)	53,784,522	6,682,123	57,477	3,716,244
John D. Roach	52,530,711	7,923,145	70,266	3,716,244
William H. Schumann, III	59,937,132	514,799	72,191	3,716,244
David N. Siegel	60,000,064	461,802	62,256	3,716,244
Douglas W. Stotlar	60,045,960	413,898	64,264	3,716,244
V. Paul Unruh	59,911,237	539,343	73,542	3,716,244

2. The stockholders voted to ratify the selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as URS’ independent registered public accounting firm for the 2014 fiscal year.

Number of Shares
For	62,397,348
Against	1,764,433
Abstain	78,585
Broker Non-Votes	0

3. The stockholders voted to approve, on an advisory basis, the compensation of URS’ named executive officers.
Number of Shares
For	58,049,204
Against	2,402,694
Abstain	72,224
Broker Non-Votes	3,716,244

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Letter Agreement, dated June 2, 2014, by and between Martin M. Koffel and URS Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: June 3, 2014	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter Agreement, dated June 2, 2014, by and between Martin M. Koffel and URS Corporation.